Offerings - Offering: 1	Oct. 09, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock, $0.0001 par value per share, underlying Investor Warrants
Amount Registered | shares	19,685,040
Proposed Maximum Offering Price per Unit	1.8625
Maximum Aggregate Offering Price	$ 36,663,387.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,063.21
Offering Note	(1) This Registration Statement registers 19,685,040 shares of common stock, par value $0.0001 per share (the "Common Stock"), of SELLAS Life Sciences Group, Inc. (the "Company"), issuable upon the exercise of warrants (the "Warrants") that were sold in a private placement. (2) Estimated in accordance with Rule 457(c) solely for purposes of calculating the registration fee on the basis of the average of the high and low prices of the Common Stock as reported on The Nasdaq Capital Market on October 7, 2025, a date within five business days prior to filing this Registration Statement.